Investors: Conor McNamara +1.858.291.6421 ir@illumina.com

Media: Christine Douglass pr@illumina.com

Illumina Reports Financial Results for Third Quarter of Fiscal Year 2025

•Revenue of $1.08 billion for Q3 2025, flat compared to Q3 2024 on both a reported and constant currency basis
•GAAP operating margin of 21.0% and non-GAAP operating margin of 24.5% for Q3 2025
•GAAP diluted EPS of $0.98 and non-GAAP diluted EPS of $1.34 for Q3 2025
•Cash provided by operations of $284 million and free cash flow of $253 million for Q3 2025
•Repurchased 1.2 million shares of our common stock for $120 million at an average price of $97.10 per share
•For fiscal year 2025, we now expect:
◦Total company constant currency revenue decline in the range of (1.5%) to (0.5%), up from (2.5%) to (1.5%)
◦Revenue growth outside of China in the range of 0.5% - 1.5% on a constant currency basis, with no change versus our prior guidance at the mid-point
◦Non-GAAP operating margin in the range of 22.75% - 23%, up from 22% - 22.5%
◦Non-GAAP diluted EPS in the range of $4.65 - $4.75, up from $4.45 - $4.55

San Diego, October 30, 2025 /PRNewswire/ -- Illumina, Inc. (Nasdaq: ILMN) (“Illumina” or the “company”) today announced its financial results for the third quarter of fiscal year 2025.

“I am pleased to announce that the Illumina team delivered Q325 results that exceeded the high-end of our guidance range for revenue and earnings, driven by revenue acceleration in clinical, our largest market segment,” said Jacob Thaysen, Chief Executive Officer. “During the quarter, we returned to growth ex-China and are executing on our strategic pillars that support our long-range financial targets.”

Third quarter results

	GAAP		Non-GAAP (a)
Dollars in millions, except per share amounts	Q3 2025	Q3 2024	Q3 2025	Q3 2024
Revenue	$1,084	$1,080	$1,084	$1,080
Gross margin	67.6%	68.9%	69.2%	70.5%
Research and development (R&D) expense	$229	$253	$228	$249
Selling, general and administrative (SG&A) expense	$277	$239	$256	$268
Legal contingency and settlement	$—	$(488)	$—	$—
Operating profit	$227	$741	$265	$244
Operating margin	21.0%	68.6%	24.5%	22.6%
Tax provision	$70	$77	$47	$48
Tax rate	31.8%	10.8%	18.6%	21.0%
Net income	$150	$642	$206	$181
Diluted EPS	$0.98	$4.03	$1.34	$1.14

(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.

Capital expenditures for free cash flow purposes were $31 million for Q3 2025. Cash flow provided by operations was $284 million, compared to $316 million in the prior year period. Free cash flow (cash flow provided by operations less capital expenditures) was $253 million for the quarter, compared to $284 million in the prior year period. Depreciation and amortization expense was $67 million for Q3 2025. At the close of the quarter, the company held $1.28 billion in cash, cash equivalents and short-term investments.

Key announcements since our last earnings release
•Launched 5-base solution, enabling simultaneous genomic and epigenomic insights
•Introduced Constellation mapped read technology, uncovering hard-to-see genomic variants in GeneDx pilot
•Launched BioInsight, a new business to accelerate technology and data-driven discovery initiatives
•Expanded personalized cancer care efforts through new pharmaceutical development partnerships enabled on the TruSight™ Oncology (TSO) Comprehensive genomic profiling test
•Welcomed Alnylam Pharmaceuticals to the Alliance for Genomic Discovery (AGD), broadening the consortium’s diverse clinical genomic dataset and utilizing it to inform development of 'gene silencing' medicines
•Introduced Illumina® Protein Prep, driving deeper proteomic insights to enhance drug discovery and development, with a streamlined sample-to-insights solution for discovery and clinical research

A full list of recent announcements can be found in the company’s News Center.

Financial outlook and guidance
The company provides forward-looking guidance on a non-GAAP basis, including on a constant currency basis for revenue and revenue growth rates. The company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures because it is unable to predict with reasonable certainty the impact of items such as acquisition-related expenses, fair value adjustments to contingent consideration, gains and losses from strategic investments, potential future asset impairments, restructuring activities, the ultimate outcome of pending litigation, and currency exchange rate fluctuations without unreasonable effort. These items are uncertain, inherently difficult to predict, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, the company is unable to address the significance of the unavailable information, which could be material to future results.

Conference call information
The conference call will begin at 1:30 pm Pacific Time (4:30 pm Eastern Time) on Thursday, October 30, 2025. Interested parties may access the live webcast via the Investor Info section of Illumina’s website or directly through the following link - https://illumina-earnings-call-q3-2025.open-exchange.net/. To ensure timely connection, please join at least ten minutes before the scheduled start of the call. A replay of the conference call will be posted on Illumina’s website after the event and will be available for at least 30 days following.

Statement regarding use of non-GAAP financial measures
The company reports non-GAAP results for diluted earnings per share, net income, gross margin, operating expenses, including research and development expense, selling general and administrative expense, legal contingency and settlement, and goodwill and intangible impairment, operating income, operating margin, gross profit, other income (expense), tax provision, constant currency revenue and growth, and free cash flow (on a consolidated and, as applicable, segment basis) in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The company’s financial measures under GAAP include substantial charges such as amortization of acquired intangible assets among others that are listed in the reconciliations of GAAP and non-GAAP financial measures included in this press release, as well as the effects of currency translation. Management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future operating performance. Non-GAAP net income, diluted earnings per share and operating margin are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements
This release may contain forward-looking statements that involve risks and uncertainties. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve, including the proteomics market; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) the completion of the proposed acquisition of SomaLogic, Inc. and certain other assets (the SomaLogic Business) from Standard BioTools Inc. on the anticipated terms and timeline, or at all, including the ability of the parties to obtain required regulatory approvals - such as under the Hart-Scott-Rodino Act in the United States or from government authorities that may have or assert jurisdiction outside the United States - and to satisfy other conditions to closing; (v) our ability to successfully integrate the SomaLogic Business into our existing operations and the SomaLogic Business’ technology and products into our portfolio; (vi) our ability to successfully manage partner and customer relationships in the proteomics market; (vii) uncertainty regarding the impact of our recent inclusion on the “unreliable entities list” by regulatory authorities in China and the decision by regulatory authorities in China to not permit us to export sequencing instruments into China; (viii) tariffs recently imposed or threatened by the U.S. government and its trading partners, and other possible tariffs or trade protection measures and our efforts to mitigate the impact of such tariffs; (ix) our ability to manufacture robust instrumentation and consumables, including the SomaLogic Business’ products; (x) the success of products and services competitive with our own; (xi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (xii) the impact of recently launched or pre-announced products and services on existing products and services; (xiii) our ability to modify our business strategies to accomplish our desired operational goals; (xiv) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (xv) our ability to further develop and commercialize our instruments, consumables, and products; (xvi) to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xvii) the risk of additional litigation arising against us in connection with the GRAIL acquisition; (xviii) our ability to obtain approval by third-party payors to reimburse patients for our products; (xix) our ability to obtain regulatory clearance for our products from government agencies; (xx) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xxi) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth or armed conflict; (xxii) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments; and (xxiii) legislative, regulatory and economic developments, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

About Illumina
Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as a global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical, and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture, and other emerging segments. To learn more, visit www.illumina.com and connect with us on X, Facebook, LinkedIn, Instagram, TikTok, and YouTube.

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Illumina, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	September 28, 2025	December 29, 2024
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$1,050	$1,127
Short-term investments	228	93
Accounts receivable, net	729	735
Inventory, net	590	547
Prepaid expenses and other current assets	199	244
Total current assets	2,796	2,746
Property and equipment, net	748	815
Operating lease right-of-use assets	382	419
Goodwill	1,113	1,113
Intangible assets, net	225	295
Deferred tax assets, net	490	567
Other assets	423	348
Total assets	$6,177	$6,303

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$218	$221
Accrued liabilities	746	827
Term debt, current portion	998	499
Total current liabilities	1,962	1,547
Operating lease liabilities	506	554
Term debt	994	1,490
Other long-term liabilities	334	339
Stockholders’ equity	2,381	2,373
Total liabilities and stockholders’ equity	$6,177	$6,303

Illumina, Inc.
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 28, 2025	September 29, 2024	September 28, 2025	September 29, 2024
Revenue:
Product revenue	$927	$914	$2,719	$2,718
Service and other revenue	157	166	465	550
Total revenue	1,084	1,080	3,184	3,268
Cost of revenue:
Cost of product revenue (a)	267	235	795	739
Cost of service and other revenue (a)	68	84	228	286
Amortization of acquired intangible assets	16	16	50	110
Total cost of revenue	351	335	1,073	1,135
Gross profit	733	745	2,111	2,133
Operating expense:
Research and development (a)	229	253	728	913
Selling, general and administrative (a)	277	239	777	813
Goodwill and intangible impairment	—	—	—	1,889
Legal contingency and settlement	—	(488)	—	(474)
Total operating expense	506	4	1,505	3,141
Income (loss) from operations	227	741	606	(1,008)
Other (expense) income, net	(7)	(21)	103	(358)
Income (loss) before income taxes	220	720	709	(1,366)
Provision for income taxes	70	15	193	44
Net income (loss)	$150	$705	$516	$(1,410)
Earnings (loss) per share:
Basic	$0.98	$4.43	$3.30	$(8.86)
Diluted	$0.98	$4.42	$3.29	$(8.86)
Shares used in computing earnings (loss) per share:
Basic	153	159	156	159
Diluted	154	160	157	159

The consolidated results for YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a) Includes stock-based compensation expense for stock-based awards:

	Three Months Ended		Nine Months Ended
	September 28, 2025	September 29, 2024	September 28, 2025	September 29, 2024
Cost of product revenue	$5	$7	$16	$19
Cost of service and other revenue	1	1	2	5
Research and development	26	33	84	115
Selling, general and administrative	38	43	110	152
Stock-based compensation expense before taxes	$70	$84	$212	$291

Illumina, Inc.
Condensed Statements of Cash Flows
(In millions)
(unaudited)

TABLE 1: CONSOLIDATED STATEMENTS OF CASH FLOWS AND FREE CASH FLOWS:

	Three Months Ended		Nine Months Ended
	September 28, 2025	September 29, 2024	September 28, 2025	September 29, 2024
Net cash provided by operating activities	$284	$316	$758	$473
Net cash used in investing activities	(51)	(42)	(163)	(130)
Net cash used in financing activities	(115)	(332)	(681)	(523)
Effect of exchange rate changes on cash and cash equivalents	(2)	7	9	1
Net increase (decrease) in cash and cash equivalents	116	(51)	(77)	(179)
Cash and cash equivalents, beginning of period	934	920	1,127	1,048
Cash and cash equivalents, end of period	$1,050	$869	$1,050	$869

Calculation of free cash flow:
Net cash provided by operating activities	$284	$316	$758	$473
Purchases of property and equipment	(31)	(32)	(93)	(99)
Free cash flow (a)	$253	$284	$665	$374

The consolidated results for YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

TABLE 2: CORE ILLUMINA FREE CASH FLOWS:

	Three Months Ended		Nine Months Ended
	September 28, 2025	September 29, 2024	September 28, 2025	September 29, 2024
Net cash provided by operating activities	$284	$316	$758	$843
Purchases of property and equipment	(31)	(32)	(93)	(95)
Free cash flow (a)	$253	$284	$665	$748

(a)Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Constant Currency Revenue
(Dollars in millions)
(unaudited)

	Three Months Ended
	September 28, 2025	September 29, 2024	% Change
Revenue	$1,084	$1,080	—%
Less: Hedge effect	(6)	3
Revenue, excluding hedge effect	1,090	1,077
Less: Exchange rate effect	14	—
Constant currency revenue (a)	$1,076	$1,077	—%

	Core Illumina			Consolidated
	Nine Months Ended			Nine Months Ended
	September 28, 2025	September 29, 2024	% Change	September 28, 2025	September 29, 2024	% Change
Revenue	$3,184	$3,228	(1)%	$3,184	$3,268	(3)%
Less: Hedge effect	(1)	10		(1)	10
Revenue, excluding hedge effect	3,185	3,218		3,185	3,258
Less: Exchange rate effect	5	—		5	—
Constant currency revenue (a)	$3,180	$3,218	(1)%	$3,180	$3,258	(2)%

The consolidated results for YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a)Constant currency revenue growth, which is a non-GAAP financial measure, is calculated using comparative prior period foreign exchange rates to translate current period revenue, net of the effects of hedges.

Illumina, Inc.
Results of Operations - Non-GAAP
(In millions, except per share amounts)
(unaudited)

TABLE 1: RECONCILIATION OF GAAP AND NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE:

	Three Months Ended			Nine Months Ended
	September 28, 2025	September 29, 2024		September 28, 2025	September 29, 2024
	Core/Consolidated	Core Illumina	Consolidated	Core/Consolidated	Core Illumina	Consolidated
GAAP diluted earnings (loss) per share	$0.98	$4.03	$4.42	$3.29	$4.88	$(8.86)
Cost of revenue (b)	0.11	0.10	0.09	0.48	0.29	0.70
R&D expense (b)	0.01	0.03	0.03	0.10	0.04	0.04
SG&A expense (b)	0.13	(0.18)	(0.18)	0.21	(1.11)	(1.03)
Goodwill and intangible impairment (b)	—	—	—	—	0.02	11.87
Legal contingency and settlement (b)	—	(3.07)	(3.06)	—	(2.98)	(2.98)
Other (income) expense, net (b)	(0.04)	0.04	0.04	(0.90)	2.05	2.05
Provision for income taxes (b)	0.15	0.19	(0.20)	0.31	0.01	(0.20)
Non-GAAP diluted earnings per share (a)	$1.34	$1.14	$1.14	$3.49	$3.20	$1.59

TABLE 2: RECONCILIATION OF GAAP AND NON-GAAP NET INCOME (LOSS):

	Three Months Ended			Nine Months Ended
	September 28, 2025	September 29, 2024		September 28, 2025	September 29, 2024
	Core/Consolidated	Core Illumina	Consolidated	Core/Consolidated	Core Illumina	Consolidated
GAAP net income (loss)	$150	$642	$705	$516	$777	$(1,410)
Cost of revenue (b)	17	16	16	76	47	112
R&D expense (b)	1	4	4	16	6	6
SG&A expense (b)	21	(29)	(30)	31	(176)	(163)
Goodwill and intangible impairment (b)	—	—	—	—	3	1,889
Legal contingency and settlement (b)	—	(488)	(488)	—	(474)	(474)
Other (income) expense, net (b)	(6)	7	7	(141)	326	326
Provision for income taxes (b)	23	29	(33)	49	1	(33)
Non-GAAP net income (a)	$206	$181	$181	$547	$510	$253

Amounts in tables are rounded to the nearest millions. As a result, certain amounts may not recalculate.

The consolidated results for Q3 2024 and YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a)Non-GAAP net income and diluted earnings per share exclude the effects of the pro forma adjustments detailed above. Non-GAAP net income and diluted earnings per share are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future operating performance.
(b)Refer to Reconciliations between GAAP and Non-GAAP Results of Operations for details of amounts.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 3: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Three Months Ended
	September 28, 2025		September 29, 2024
GAAP gross profit (b)	$733	67.6%	$745	68.9%
Acquisition-related costs (c)	16	1.5%	16	1.6%
Transformational initiatives (d)	1	0.1%	—	—
Non-GAAP gross profit (a)	$750	69.2%	$761	70.5%

GAAP R&D expense	$229	21.1%	$253	23.4%
Acquisition-related costs (c)	—	—	(3)	(0.2)%
Transformational initiatives (d)	(1)	—	(1)	(0.1)%
Non-GAAP R&D expense	$228	21.1%	$249	23.1%

GAAP SG&A expense	$277	25.5%	$239	22.2%
Acquisition-related costs (c)	(11)	(1.0)%	34	3.2%
Transformational initiatives (d)	(10)	(0.9)%	(5)	(0.5)%
Non-GAAP SG&A expense	$256	23.6%	$268	24.9%

GAAP legal contingency and settlement	$—	—	$(488)	(45.3)%
Legal contingency and settlement (h)	—	—	488	45.3%
Non-GAAP legal contingency and settlement	$—	—	$—	—

GAAP operating profit	$227	21.0%	$741	68.6%
Cost of revenue	17	1.6%	16	1.5%
R&D costs	1	0.1%	4	0.4%
SG&A costs	20	1.8%	(29)	(2.6)%
Legal contingency and settlement	—	—	(488)	(45.3)%
Non-GAAP operating profit (a)	$265	24.5%	$244	22.6%

GAAP other expense, net	$(7)	(0.6)%	$(21)	(2.0)%
Strategic investment (gain) loss, net (e)	(6)	(0.6)%	12	1.2%
Other (i)	—	—	(5)	(0.5)%
Non-GAAP other expense, net (a)	$(13)	(1.2)%	$(14)	(1.3)%
Amounts in tables are rounded to the nearest millions. As a result, certain amounts may not recalculate.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 3: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Nine Months Ended
	September 28, 2025		September 29, 2024
	Core/Consolidated		Core Illumina		GRAIL	Elims	Consolidated
GAAP gross profit (loss) (b)	$2,111	66.3%	$2,181	67.6%	$(38)	$(10)	$2,133	65.3%
Acquisition-related costs (c)	50	1.6%	46	1.4%	65	—	111	3.4%
Transformational initiatives (d)	3	0.1%	1	—	—	—	1	—
Intangible impairment (f)	23	0.7%	—	—	—	—	—	—
Non-GAAP gross profit (a)	$2,187	68.7%	$2,228	69.0%	$27	$(10)	$2,245	68.7%

GAAP R&D expense	$728	22.9%	$732	22.7%	$189	$(8)	$913	27.9%
Acquisition-related costs (c)	(1)	—	(4)	(0.1)%	—	—	(4)	(0.1)%
Transformational initiatives (d)	(15)	(0.5)%	(2)	(0.1)%	—	—	(2)	—
Non-GAAP R&D expense	$712	22.4%	$726	22.5%	$189	$(8)	$907	27.8%

GAAP SG&A expense	$777	24.4%	$621	19.3%	$192	$—	$813	24.8%
Acquisition-related costs (c)	6	0.2%	219	6.7%	(13)	—	206	6.3%
Transformational initiatives (d)	(33)	(1.0)%	(43)	(1.3)%	(1)	—	(44)	(1.3)%
Other (g)	(5)	(0.2)%	—	—	—	—	—	—
Non-GAAP SG&A expense	$745	23.4%	$797	24.7%	$178	$—	$975	29.8%

GAAP goodwill and intangible impairment	$—	—	$3	0.1%	$1,886	$—	$1,889	57.8%
Goodwill impairment (f)	—	—	—	—	(1,466)	—	(1,466)	(44.9)%
Intangible (IPR&D) impairment (f)	—	—	(3)	(0.1)%	(420)	—	(423)	(12.9)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	—	$—	$—	$—	—

GAAP legal contingency and settlement	$—	—	$(474)	(14.7)%	$—	$—	$(474)	(14.4)%
Legal contingency and settlement (h)	—	—	474	14.7%	—	—	474	14.4%
Non-GAAP legal contingency and settlement	$—	—	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$606	19.0%	$1,298	40.2%	$(2,305)	$(1)	$(1,008)	(30.8)%
Cost of revenue	76	2.4%	47	1.5%	65	—	112	3.4%
R&D costs	16	0.5%	6	0.2%	—	—	6	0.2%
SG&A costs	31	1.0%	(176)	(5.5)%	13	—	(163)	(5.1)%
Goodwill and intangible impairment	—	—	3	0.1%	1,886	—	1,889	57.8%
Legal contingency and settlement	—	—	(474)	(14.7)%	—	—	(474)	(14.4)%
Non-GAAP operating profit (loss) (a)	$729	22.9%	$704	21.8%	$(341)	$(1)	$362	11.1%

GAAP other income (expense), net	$103	3.2%	$(363)	(11.2)%	$5	$—	$(358)	(11.0)%
Strategic investment (gain) loss, net (e)	(141)	(4.4)%	339	10.5%	—	—	339	10.4%
Other (i)	—	—	(13)	(0.4)%	—	—	(13)	(0.4)%
Non-GAAP other (expense) income, net (a)	$(38)	(1.2)%	$(37)	(1.1)%	$5	$—	$(32)	(1.0)%
Amounts in tables are rounded to the nearest millions. As a result, certain amounts may not recalculate.
Percentages of revenue are calculated based on the revenue of the respective segment.

The consolidated results for YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a)Non-GAAP gross profit, included within non-GAAP operating profit (loss), is a key measure of the effectiveness and efficiency of manufacturing processes, product mix and the average selling prices of our products and services. Non-GAAP operating profit (loss) and non-GAAP other income (expense), net exclude the effects of the pro forma adjustments as detailed above. Non-GAAP operating margin is a key component of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing past and future operating performance.
(b)Reconciling amounts are recorded in cost of revenue.
(c)Amounts for Q3 2025 consist of $16 million for amortization of intangible assets (cost of revenue), $4 million related to a lease impairment (SG&A), $4 million for legal expenses primarily related to the pending SomaLogic acquisition (SG&A), and $3 million for fair value adjustments on our contingent consideration liabilities (SG&A). Amounts for YTD 2025 consist of $50 million for amortization of intangible assets (cost of revenue) and $23 million related primarily to legal expenses for the GRAIL acquisition and legal and other expenses for the pending SomaLogic acquisition and a lease impairment (SG&A), offset by $29 million for fair value adjustments on our contingent consideration liabilities (SG&A). Amounts for Q3 2024 consist of $49 million for fair value adjustments on our contingent consideration liabilities, offset by $16 million for amortization of intangible assets, and $18 million related primarily to legal and other expenses for the acquisition and divestiture of GRAIL and the acquisition of Fluent Biosciences. Consolidated amounts for YTD 2024 consist of $304 million for fair value adjustments on our contingent consideration liabilities, offset by $113 million for amortization of intangible assets, and $100 million primarily for legal and other expenses for the acquisition and divestiture of GRAIL.
(d)Amounts for Q3 2025 consist primarily of costs related to implementation efforts to upgrade our ERP system (SG&A). Amounts for YTD 2025 consist primarily of employee severance costs related to restructuring activities and costs related to the ERP upgrade. Amounts for Q3 2024 consist primarily of employee severance costs. Amounts for YTD 2024 consist primarily of lease and other asset impairments.
(e)Amounts consist primarily of mark-to-market adjustments and impairments on our strategic investments.
(f)Amounts for YTD 2025 consist of an intangible impairment related to Core Illumina. Amounts for YTD 2024 consist of goodwill and IPR&D impairments related to GRAIL and IPR&D impairment related to Core Illumina.
(g)Amounts consist of $3 million for board membership changes and $2 million for legal contingency accrual.
(h)Amounts for Q3 2024 and YTD 2024 primarily consist of the reversal of the EC fine, including accrued interest.
(i)Amounts for Q3 2024 consist of $4 million for fair value adjustments on our Helix contingent value right, which was settled in 2024, and $1 million for unrealized gains/losses related to foreign currency balance sheet remeasurement of the EC fine liability, that was reversed in 2024, and unrealized/realized mark-to-market gains/losses on hedge associated with the EC fine, for which such forward contracts were terminated in 2024. Consolidated amounts for YTD 2024 consist of $15 million for fair value adjustments on Helix contingent value right, offset by $2 million for unrealized gains/losses related to foreign currency balance sheet remeasurement of EC fine liability and unrealized/realized mark-to-market gains/losses on hedge associated with the EC fine.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 4: RECONCILIATION OF GAAP AND NON-GAAP TAX PROVISION:

	Three Months Ended
	September 28, 2025		September 29, 2024
	Core/Consolidated		Core Illumina		Consolidated
GAAP tax provision	$70	31.8%	$77	10.8%	$15	2.1%
Income tax provision (b)	(1)		(1)		(1)
GILTI, US foreign tax credits, global minimum top-up tax (c)	—		(54)		(25)
Non-GAAP tax expense (d)	(22)		26		59
Non-GAAP tax provision (a)	$47	18.6%	$48	21.0%	$48	21.0%

	Nine Months Ended
	September 28, 2025		September 29, 2024
	Core/Consolidated		Core Illumina		Consolidated
GAAP tax provision	$193	27.2%	$158	16.9%	$44	(3.2)%
Income tax provision (b)	(8)		(3)		(3)
GILTI, US foreign tax credits, global minimum top-up tax (c)	—		(87)		(141)
Non-GAAP tax expense (d)	(41)		89		177
Non-GAAP tax provision (a)	$144	20.8%	$157	23.6%	$77	23.4%

The consolidated results for Q3 2024 and YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a)Non-GAAP tax provision excludes the effects of the pro forma adjustments detailed above, which have been excluded to assist investors in analyzing and assessing past and future operating performance.
(b)Amounts represent the difference between book and tax accounting related to stock-based compensation cost.
(c)Amounts represent the impact of GRAIL pre-acquisition net operating losses on GILTI, the utilization of US foreign tax credits, and the Pillar Two global minimum top-up tax, which no longer applies for 2025 since the GRAIL pre-acquisition net operating losses were fully utilized in prior years.
(d)Non-GAAP tax expense includes a one-time $42 million valuation allowance adjustment recorded in Q3 2025 against deferred tax assets associated with certain U.S. foreign tax credits as a result of the U.S. tax legislation that was signed on July 4, 2025 and the tax impact of the non-GAAP adjustments listed in Table 2.